March 31, 2000
                                  CONFIDENTIAL
                                  ------------


Welsh  Carson  Anderson  &  Stowe  VIII,  L.P.
320  Park  Avenue
Suite  2500
New  York,  NY  10022-6815

Attention:     Robert  A.  Minicucci

Gentlemen:

You have advised DLJ Capital Funding, Inc. and its affiliates ("DLJ CAPITAL FUNDING") that (i) Welsh, Carson, Anderson & Stowe VIII, L.P. or one or more of its affiliates (collectively "WCAS" or the "EQUITY INVESTORS") have formed a new corporation named Politic Acquisition Corp. ("ACQUISITIONCO") for the purpose of effecting the recapitalization (the "RECAPITALIZATION") of Policy Management Systems Corporation ("POLITIC" or the "COMPANY") pursuant to a recapitalization agreement (the "RECAPITALIZATION AGREEMENT") to be entered into between Acquisitionco and Politic; (ii) pursuant to the Recapitalization Agreement, Acquisitionco will merge (the "MERGER") with and into Politic, with Politic as the survivor (such surviving corporation being herein referred to as the "COMPANY") and (iii) at the date of consummation of the Recapitalization (the "RECAPITALIZATION DATE"), the existing stockholders of Politic immediately prior to the Merger (the "EXISTING STOCKHOLDERS") will have the right to elect to either (x) receive an amount of cash equal to $14.00 per share for each share of common stock held by such stockholder (in which event such shares will be canceled) or (y) retain an equity interest in the Company; provided, however,
                                                              --------  -------
that, at the Recapitalization Date, the Existing Stockholders will own between approximately 7% and 25% of the then outstanding common equity of the Company (the "RETAINED EQUITY INTEREST"). In addition, in connection with the Recapitalization and the Merger, the Company will (i) refinance all of its existing indebtedness of approximately $231 million (the "REFINANCING") and (ii) pay estimated fees and expenses (the "EXPENSE PAYMENTS") in connection with the Acquisition and related transactions of approximately $35 million. As used herein, the term "TRANSACTION" shall refer, collectively to the Recapitalization, the Merger, the Refinancing, the Equity Investments (defined below), Borrowings under the Credit Facilities (defined below) and the Expense Payments.

          We understand that the total proceeds required to consummate the Transaction and provide for excess cash of at least $75 million are between approximately $715 million in the case of a 25% Retained Equity Interest and approximately $804 million in the case of a 7% Retained Equity Interest which will be financed with the proceeds of the following: (i) not less than between approximately $340 million in the case of a 25% Retained Equity Interest and approximately $429 million in the case of a 7% Retained Equity Interest in cash equity to be provided by the Equity Investors (the "EQUITY INVESTMENT"); (ii) not less than $175 million received from the purchase for cash by WCAS Capital Partners III Fund, L.P. ("WCAS CP III") of either subordinated debt securities or exchangeable preferred securities of the Company (the "WCAS SUBORDINATED SECURITIES") and (iii) $200 million of borrowings by the Company under $250 million of senior secured credit facilities (the "CREDIT FACILITIES") consisting of: (a) a $200 million term loan facility (the "TERM LOAN FACILITY"), and (b) a $50 million revolving credit facility (the "REVOLVING CREDIT FACILITY") which will be unfunded on the Closing Date.

     DLJ Capital Funding is pleased to inform you that subject to the terms and conditions set forth herein, DLJ Capital Funding or one of its affiliates commits to provide the full amount of the Credit Facilities (the "COMMITMENT").

     DLJ Capital Funding will act as the sole and exclusive advisor, book manager, syndication agent and lead arranger in respect of the Credit
Facilities. DLJ Capital Funding, as "LEAD ARRANGER", hereby confirms its willingness to use reasonable commercial efforts to arrange a syndicate of other financial institutions that will, together with DLJ Capital Funding, participate in the Credit Facilities. The financial institutions (including DLJ Capital
Funding) which participate in the Credit Facilities are referred to herein as the "Lenders". DLJ Capital Funding, in consultation with you, will manage all aspects of the syndication, if any, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitment will be accepted, which institutions will participate and the allocations of the Commitment among potential Lenders. In addition, DLJ Capital Funding will determine the amount and distribution of fees among the Lenders. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly set forth herein and in the Fee Letter as defined below) will be paid in connection with the Credit Facilities unless you and we shall so agree. You agree actively to assist DLJ Capital Funding in completing a syndication satisfactory to it. Such assistance shall include (i) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from the existing lending relationships of the Equity Investors and Politic and its subsidiaries, (ii) your using reasonable efforts to make certain employees and agents of the Equity Investors and certain members of the management of Politic and its subsidiaries, as well as its consultants and advisors, are available during regular business hours to answer questions regarding the Credit Facilities, (iii) assistance by the Equity Investors and the management of Politic and its subsidiaries in the preparation of a confidential informational memorandum to be used in connection with the syndication and (iv) the hosting by the Equity Investors, and Politic and its subsidiaries of meetings with prospective Lenders.

     DLJ Capital Funding shall be entitled, after consultation with you, to change the structure, terms, pricing or amounts of the Credit Facilities as set forth in Exhibit A hereto (including reducing the Credit Facilities dollar for dollar with like amounts of either senior unsecured notes, unsecured subordinated notes or mezzanine securities) if DLJ Capital Funding determines that such changes are advisable in order to ensure a successful syndication of the Credit Facilities; provided, however, that the total amount of debt capital committed to by DLJ Capital Funding and any of its affiliates shall remain unchanged. DLJ Capital Funding reserves the right to propose alternative financing amounts or structures that assure adequate protection for DLJ Capital Funding and the Lenders. The Commitment, undertakings and agreements of DLJ Capital Funding are subject to and contingent upon agreements in this paragraph.

    The Equity Investor agrees to pay or cause Acquisitionco, the Company or any of its subsidiaries to pay, to DLJ Capital Funding the fees set forth in the fee letter (the "FEE LETTER") executed by the parties hereto on the date hereof in accordance with the terms of the Fee Letter.

    The Commitment is not assignable by you. Nothing in this Commitment Letter, expressed or implied, shall give any person, other than the parties hereto any benefit or any legal or equitable right, remedy or claim hereunder.

     Until the closing of the Transaction, the Equity Investors agree to indemnify and hold the Indemnified Parties, as defined in Exhibit C hereto, harmless to the extent set forth in Exhibit C hereto, and, upon demand from time to time, to reimburse the Indemnified Parties for all reasonable out-of-pocket costs, expenses and other payments, including but not limited to reasonable legal fees and disbursements incurred or made in connection with the Commitment, and the preparation, execution and delivery of the Definitive Documentation, regardless of whether or not any Definitive Documentation is executed, or the Commitment expires or is terminated. Upon the closing of the Transaction, the Equity Investors shall be released from the obligations defined in this paragraph and Exhibit C to the extent the Company has assumed such obligations.

     You hereby represent that (a) all information, other than Projections (as defined below), which has been made available to the DLJ Capital Funding by the Equity Investors, Politic or its subsidiaries or any of your or their respective representatives in connection with the transactions contemplated hereby (together with information hereafter made available, the "INFORMATION") has been reviewed and analyzed by you and Politic and, as supplemented as contemplated by the next sentence, taken as a whole, is (or will be, in the case of Information made available after the date hereof) complete and correct in all material respects and does not (or will not, as the case may be) contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements were or are made, and (b) all financial projections concerning Politic that have been or are hereafter made available to DLJ Capital Funding by you or Politic and its subsidiaries or any of their representatives in connection with the transactions contemplated hereby (the "PROJECTIONS") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions. We understand that any representation made by you with respect to information or projections provided by Politic or any of its subsidiaries is to your best knowledge after your reasonable investigation. You agree to supplement, and use best efforts to cause Politic to supplement, the Information and Projections from time to time until the closing of the Transaction so that the representation and warranty in the preceding sentence is correct on the closing date of the Credit Facilities. In arranging and syndicating the Credit Facilities, we may use and rely on the Information and the Projections without independent verification thereof. The representations and covenants contained in this paragraph shall remain effective until definitive financing agreements are executed and thereafter the disclosure representations contained herein shall be superseded by those contained in such definitive financing agreements.

     This Commitment Letter and the Fee Letter set forth the entire understanding of the parties as to the scope of the Commitment and obligations of DLJ Capital Funding hereunder. The Commitment will expire at 5:00 PM New York City time on March 31, 2000 unless accepted prior to such time. The Commitment will also expire at the earliest of (i) the termination of the Recapitalization Agreement; (ii) the closing of the Transaction without the funding of the Commitment; (iii) the sale, syndication or marketing of any competing issues of debt securities or commercial bank credit facilities or other credit facilities of Acquisitionco, Politic or any of their respective subsidiaries, or (iv) 5:00 PM New York City time on September 30, 2000 if the closing of the Transaction has not occurred by such time; provided, however, that any term or provision hereof to the contrary notwithstanding all your obligations hereunder in respect of indemnification, confidentiality and fee and expense reimbursement shall survive any termination of the Commitment pursuant to this paragraph.

     This Commitment Letter is delivered to you with the understanding that neither this Commitment Letter, nor the substance hereof, shall be disclosed to any third party (including, without limitation, other lenders, underwriters, placement agents, or advisors or any similar persons), without the prior written consent of DLJ Capital Funding except in the case of those in a confidential relationship to you, such as legal counsel or accountants, or as required by law or by any court or governmental agency (and in each such event of permitted disclosure as required by law or by court or government agency you agree, to the extent permitted by law, promptly to inform us). DLJ Capital Funding hereby consents to your disclosure of this Commitment Letter (but not the Fee Letter) to Politic and their financial and legal advisors for their use in connection with evaluation of your proposal in connection with the Transaction.

     This Commitment Letter may not be amended or waived except by an instrument in writing signed by each of DLJ Capital Funding, the Equity Investors and Acquisitionco.

     This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any suit, action or proceeding arising out of or relating to the provisions of this Commitment Letter or the making of the Commitment and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each of the parties hereto waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and any right to trial by jury in any such suit, action or proceeding.

     Please indicate your acceptance of the Commitment and your agreement to the matters contained in this Commitment Letter by executing this document and returning it to us prior to the time of expiration set forth above.


                                        Sincerely,
                                        DLJ  CAPITAL  FUNDING,  INC.
                                        ______________________________
                                        By:
                                        Title:

Accepted  and  Agreed  to  this
March   ,  2000


Welsh  Carson  Anderson  &  Stowe  VIII,  L.P.
By:  WCAS  VIII  Associates,  LLC


______________________________
By:
Title:  Managing  Member


Encl:     Exhibit  A  -  Credit  Facilities  Term  Sheet
          Exhibit  B  -  Conditions  to  Closing
          Exhibit  C  -  Indemnification,  Etc.
          Exhibit  D  -  Fee  Letter

                                                                       EXHIBIT A
SUMMARY  OF  THE  TERMS  OF  THE  CREDIT  FACILITIES

Set forth below is a summary of certain of the material terms of the Credit Facilities and the Definitive Bank Financing Documentation. This summary is intended merely as an outline, and does not include descriptions of all of the terms, conditions and other provisions that are to be contained in the Definitive Bank Financing Documentation. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Commitment Letter to which this Summary of the Terms of the Credit Facilities is attached and of which it forms a part.

BORROWER:                        Policy Management Systems Corporation (the "BORROWER"
                                 or the  "COMPANY").
GUARANTORS:                      The corporate parent of the Borrower (the "PARENT"), if any, formed by the Equity Investors, and all direct and indirect (existing and future) domestic subsidiaries and foreign subsidiaries (to the extent no material tax liabilities will result from the guarantee of any such foreign subsidiary) of the Borrower.

SOLE BOOK RUNNING MANAGER AND    DLJ Capital Funding, Inc. ("DLJ CAPITAL FUNDING" or the
LEAD ARRANGER:                   "LEAD ARRANGER").
SYNDICATION AGENT:               DLJ Capital Funding (the "SYNDICATION AGENT").
ADMINISTRATIVE AGENT:            A financial institution to be identified and mutually agreed upon by the Lead Arranger, the Syndication Agent and WCAS.
DOCUMENTATION AGENT:             A financial institution to be identified and mutually agreed upon by the Lead Arranger, the Syndication Agent and WCAS.
LETTER OF CREDIT ISSUER:         The Administrative Agent.
LENDERS:                         DLJ Capital Funding and a group of financial institutions (collectively, the "LENDERS") as may be identified by the Lead Arranger, the
                                 Syndication Agent and Administrative Agent.
CLOSING DATE:                    No later than September 30, 2000 (the "CLOSING DATE").
DESCRIPTION OF THE               A $250.0 million in senior, first-priority secured financing to be provided
CREDIT FACILITIES:               to the Borrower consisting of (a) a $50.0 million revolving credit facility
                                 (the "REVOLVING FACILITY"), and (b) a term loan facility of $200.0 million
                                 (the "TERM FACILITY").
                                 The Revolving Facility and the Term Facility are collectively referred to as the "CREDIT FACILITIES".
USE OF PROCEEDS:                 Proceeds from the Term Loan will be used to partially finance the consummation of the Transaction.  In addition, proceeds from the Revolving Loans will be available for post closing working capital requirements and general corporate purposes of the Borrower.
REVOLVING FACILITY:              Pursuant to the Revolving Facility, (i) Revolving Loans may be
                                 borrowed, prepaid and re-borrowed by the Borrower, and (ii) letters of credit ("LETTERS OF CREDIT") may be issued, reimbursed and re-issued on behalf of the Borrower in each case from time to time prior to the Revolving Facility Commitment Termination Date (as set forth below).


REVOLVING FACILITY               $50.0 million.
COMMITMENT AMOUNT:
REVOLVING FACILITY               To be mutually agreed upon.
COMMITMENT TERMINATION DATE:
TERM LOAN FACILITY:              The Term Loan Facility will be made available to the Borrower in a single borrowing on the Closing Date pursuant to which the Term Loan will be made.  Once repaid, the Term Loan cannot be reborrowed.
TERM LOAN FACILITY               $200.0 million.
 COMMITMENT AMOUNT:
AMORTIZATION OF THE              The Term Loan will amortize each year in equal quarterly installments
 TERM LOAN FACILITY:             in an annual amount to be mutually agreed upon.
FINAL MATURITY FOR               To be mutually agreed upon.
 THE TERM LOAN:
INTEREST RATE:                   At the Borrower's option, Revolving Loans and The Term Loan will bear interest at the Administrative Agent's (i) alternate base rate or (ii) reserve-adjusted LIBO rate, plus, in each case, applicable margins
                                 (the "APPLICABLE MARGINS") to be determined at a later date.
                                 After the occurrence and during the continuance of an event of default, interest shall accrue at a rate equal to alternate base rate plus the Applicable Margin for alternate base rate loans plus an additional two percentage points (2.00%) per annum and shall be payable upon demand.

INTEREST PAYMENT DATES:          Interest periods for LIBO rate Loans shall be, at the Borrower's option
                                 , one, two, three, six or, if available to all Lenders, nine or twelve months.  Interest on LIBO rate Loans (computed on the basis of a
                                 360-day year) shall be payable on the last business day of the applicable interest period for such Loans and, if earlier, at the end of each three month period after the commencement of such interest period.  Interest on alternate base rate Loans (computed on the basis of a 365-day year unless the interest rate thereon is based on the Federal Funds Rate, in which case, calculated on the basis of a 360-day) shall be payable quarterly in arrears.
UNUSED COMMITMENT                A per annum commitment fee (the "UNUSED COMMITMENT FEE") on the daily
FEES:                            average unused portion of the Revolving Facility shall accrue from the
                                 Closing Date and shall be payable quarterly in arrears and computed on the basis of a 360-day year and actual days elapsed at a rate to be determined.
VOLUNTARY PREPAYMENTS:           Revolving Loans and Term Loan will be voluntarily payable at any time without premium or penalty.  Voluntary Prepayments of the Term Facility shall be applied on a pro rata basis to the outstanding Term Loan and shall reduce scheduled amortization payments on a pro rata basis.  In all events,
                                 LIBO rate breakage costs, if any, shall be for the account of the Borrower.
MANDATORY PREPAYMENTS:           Customary for the type of transaction proposed and others to be reasonably specified by the Lead Arranger and the Syndication Agent, including, without limitation, as follows:


                           (i)   100% of net proceeds from asset sales, proceeds from
                                 condemnations and the like and proceeds from loss or casualty, subject to customary reinvestment periods;
                           (ii)  100% of net proceeds from the sale or issuance of debt securities;
                           (iii) 50% of net proceeds from the issuance of equity securities (with exceptions to be agreed upon);
                           (iv)  50% of excess cash flow (to be defined).
                                 Mandatory prepayments shall be applied pro rata among to the Term Loan, ratably in accordance with the remaining amortization payments, and then to the prepayment of the outstanding principal amount (if any) under, and a reduction in, the Revolving Facility Commitment Amount.
SECURITY:                        The Credit Facilities will be secured by a first-priority perfected lien on: (i)
                                 all the property and assets (tangible and intangible) of the Borrower and its subsidiaries (both currently and future existing) and, (ii) all capital stock (or similar equity interests) of the Borrower and each existing and future direct and indirect subsidiary of the Borrower (provided, however, that no more than 65% of the capital stock (or similar equity interests) of non-U.S.
                                 subsidiaries that are direct subsidiaries of the Borrower or any of its U.S.
                                 subsidiaries will be required to be pledged as security) and (iii) all intercompany indebtedness in favor of the Borrower.
GUARANTEES:                      The Credit Facilities will be guaranteed by the Guarantors on a senior secured basis.
CONDITIONS TO CLOSING:           See Exhibit B.
FURTHER CONDITIONS               In addition to the conditions set forth in Exhibit B, the making of each Loan
PRECEDENT:                       and the issuance of each Letter of Credit will be conditioned upon (i) all representations in the Definitive DLJ Financing Documentation being true and correct in all material respects, (ii) prior written notice of borrowing or issuances as the case may be, and (iii) there being no matured or unmatured event of default.
REPRESENTATIONS AND              Customary for the type of transaction proposed and others to be reasonably
WARRANTIES:                      specified by the Lead Arranger and the Syndication Agent including, without limitation, organization and authorization, enforceability, financial condition, no material adverse changes, title to properties, litigation, payment of taxes, compliance with law, environmental liabilities, employee pension liabilities, solvency, and perfection of liens, all subject to negotiation.
AFFIRMATIVE COVENANTS:           Customary for the type of transaction proposed and others to be reasonably specified by the Lead Arranger and the Syndication Agent including, without limitation, financial reporting, other information, maintenance of properties and insurance, compliance with law (including, without limitation, tax and environmental and margin regulations), investment company act, conduct of business and maintenance of existence, all subject to negotiation.
NEGATIVE COVENANTS:              Customary for the type of transaction proposed and others to be reasonably specified by the Lead Arranger and the Syndication Agent, including, without limitation, as follows, all subject to negotiation:


                                 (i)  Restricting indebtedness (including, without limitation, sale leaseback
                                 (ii)   transactions and contingent liabilities).
                                 (iii)  Restricting the making of dividends or similar distributions (including
                                 (iv)  direct or indirect redemptions of common stock or preferred stock).
                                 (v)  Restricting liens and other encumbrances.
                                 (vi)  Restricting the sale of assets or similar transfers, other than in the
                                 (vii)  ordinary course of business.
                                 (viii)  Restricting the making of investments or acquisitions (in a single
                                 (ix)  transaction or in a series of related transactions and subject to certain
                                 (x)  exceptions and limitations to be mutually agreed upon).
                                 (xi)  Restricting mergers, consolidations and similar combinations.
                                 (xii)  Restrictions on transactions with affiliates.
                                 (xiii)  Restrictions on business activities.
                                 (xiv)  Limitations on capital expenditures.
                                 (xv)  Restricting the refinancing, defeasance, repurchase or prepayment of
                                 (xvi)  subordinated debt.
FINANCIAL COVENANTS:             Customary for the transaction proposed and others to be reasonably specified by the Lead Arranger and the Syndication Agent.  The financial covenants will be tested on a quarterly basis, with the definitions and applicable levels and ratios to be negotiated (all accounting terms to be interpreted, and all accounting determinations and computations to be made, on a consolidated basis and in accordance with generally accepted accounting principles).
EVENTS OF DEFAULT:               Customary for the type of transaction proposed and others to be reasonably specified by the Lead Arranger and the Syndication Agent, including, without limitation, a change of control (to be defined) and a cross default to other indebtedness of the Borrower.
MISCELLANEOUS:                   Customary provisions to be included, together with others to be reasonably specified by the Lead Arranger and the Syndication Agent, including, without limitation, the following:
                            1.   Customary indemnity and capital adequacy provisions, including but not limited to compensation in respect of taxes (including gross-up provisions for withholding taxes) and decreased profitability resulting from U.S. or foreign capital adequacy requirements, guidelines or policies or their interpretation or application, and any other customary yield and increased costs protection deemed necessary by the Lenders to provide customary protection.


                            2.   The Lenders will be permitted to assign and participate Loans, notes and commitments in minimum amounts of $1.0 million.  Any
                                 assignments would be by novation and would require the consent of the Borrower and the Syndication Agent (unless such assignment was to another Lender or an affiliate of the assigning Lender or any other
                                 Lender), such consent not to be unreasonably withheld or delayed or required by the Borrower following and during the continuance of a matured or unmatured event of default. Participations shall be without restrictions and participants will have the same benefits as the Lenders with regard to increased costs, capital adequacy, etc., and provision of information on the Borrower; provided, that the right of participants to vote on amendments, waivers, etc. will be limited to certain customary issues such as, without limitation, extension of the final scheduled maturity date of the Loans participated in by such participant.
                            3.   Indemnification of the Lead Arranger, the Syndication Agent, the
                                 Administrative Agent, each of the Lenders and each of their respective affiliates, directors, officers, agents and employees (collectively, the
                                 "INDEMNIFIED PARTIES") from and against any losses, claims, damages, liabilities or other expenses substantially as set forth in Exhibit C hereto.
                            4.   The Borrower shall pay all fees and out-of-pocket expenses as set forth in the Fee Letter and Exhibit C hereto.
                            5.   Amendments and waivers of the Definitive Bank Financing
                                 Documentation will require the approval of Lenders holding more than 50% of the Loans and commitments, except that (i) certain amendments and waivers will require Lenders holding 100% of the
                                 Loans and commitments (including, without limitation, the release of all or substantially all of the collateral, the release of guarantors, commitment amount increases, reduction of the rate of interest and extension of due date for repayment) and (ii) certain amendments and waivers will require the consent of Lenders holding more than 50% of the Loans and commitments of specified tranches of the Credit
                                 Facilities.
                             6.  Waiver of jury trial.
                             7.  New York governing law and consent to New York jurisdiction.
COUNSEL TO THE LEAD ARRANGER,
SYNDICATION AGENT AND LENDERS:   Mayer, Brown & Platt.


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                                                                       EXHIBIT B

CONDITIONS  TO  CLOSING

The Commitment of DLJ Capital Funding is subject to the execution of Definitive DLJ Financing Documentation and to the satisfaction of the conditions precedent as set forth below. Unless otherwise defined herein, terms used in this Exhibit have the meanings provided in the commitment letter (including the term sheet annexed thereto) to which this Exhibit is annexed (such letter and term sheet being, collectively, the "COMMITMENT LETTER").

(i) The Transaction shall have been consummated in accordance with the terms, conditions and provisions of the Recapitalization Agreement and any material related documentation (collectively, the "DEFINITIVE RECAPITALIZATION DOCUMENTS"), all of which will be satisfactory in form and substance to the Syndication Agent. The Definitive Recapitalization Documents shall be in full force and effect. There shall not have been any amendment, modification or waiver of any of the terms or conditions of the Definitive Recapitalization Documents without the prior written consent of the Syndication Agent;

(ii) Execution and delivery of the Definitive DLJ Financing Documentation (including, without limitation, the guarantees) prepared by counsel to the Syndication Agent, and satisfactory to the Syndication Agent and the Lenders in all respects;

(iii)The Equity Investment shall have occurred and be on terms and conditions reasonably satisfactory in all respects to the Syndication Agent; (iv) The Borrower shall have received $175.0 million in net cash proceeds from the issuance of the WCAS Subordinated Securities purchased for cash by WCAS CP III on terms and conditions reasonably satisfactory in all respects to the Syndication Agent;

(v) The Borrower and its subsidiaries shall have no indebtedness for borrowed money other than the Credit Facilities, Subordinated Securities and other indebtedness to be agreed upon in an aggregate amount not to exceed $5.0 million;

(vi) The corporate, tax, capital and ownership structure (including articles of incorporation and by-laws), shareholders agreements and management of Politic and its subsidiaries, before and after the consummation of the Transaction, shall be reasonably satisfactory to the Syndication Agent in all respects;

(vii)The Administrative Agent, for the benefit of the Lenders, shall have been granted on the Closing Date of the Transaction first priority perfected liens to the extent required and described in the Definitive DLJ Financing Documentation and shall have received such other reports, documents and agreements as are customarily delivered in connection with security interests in real property assets;

(viii) All financing provided (or to be provided) to the Borrower in connection with the Transaction shall have been provided (or shall have been provided) in compliance with regulation U and X of the Board of Governors of the Federal Reserve System;

(ix) Receipt of (a) a consolidated pro forma balance sheet and income statement of Politic and its subsidiaries as of the most recent date practicable but no earlier than the end of the most recent fiscal quarter, giving effect to the Transaction and the transactions contemplated by the Definitive Recapitalization Documents and reflecting estimated transaction related accounting adjustments and (b) projected annual financial statements
     (including balance sheets, statements of operations and cash flows) of Politic and its subsidiaries for the eight-year period following the Closing Date and projected quarterly financial statements (including balance sheets, statements of operation and cash flows) for the two year period following the Closing Date; all of the foregoing to be in form and substance satisfactory to the Syndication Agent;

(x) DLJ Capital Funding shall have received a certificate from a nationally recognized, independent appraisal or valuation firm, in form and substance satisfactory to DLJ Capital Funding, supporting the conclusions that, after giving effect to the Transaction and the related transactions contemplated hereby, Politic and its subsidiaries will not be insolvent or be rendered insolvent by the indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its businesses, or have incurred debts beyond its ability to pay such debts as they mature;

(xi) The results of DLJ Capital Funding's due diligence to date are satisfactory. There shall be no additional information disclosed to or discovered by DLJ Capital Funding which DLJ Capital Funding deems materially adverse in respect of the operations, performance, projections or prospects of Politic and its subsidiaries, taken as a whole;

(xii)Absence of any material adverse change in the business, assets, condition (financial or otherwise), operations, performance, properties, projections or prospects of Politic and its subsidiaries taken as a whole since the end of the most recently ended fiscal year for which audited financial statements have been provided to DLJ Capital Funding or in the facts and information as represented to date;

(xiii) Receipt of all governmental, shareholder and third party consents (including Hart-Scott-Rodino clearance) and approvals which are material in connection with the Transaction, and the related financings and other transactions contemplated hereby, and the expiration of all applicable waiting periods without any action being taken by any competent authority that could restrain, prevent or impose any materially adverse conditions on the Transaction and no such law or regulation shall be applicable which in the judgment of the Syndication Agent could have any such effect;

(xiv)Receipt of and satisfaction with consolidated financial statements of Politic and its subsidiaries including a balance sheet, income and cash flow statement and a management audit letter for the fiscal year ended December 31, 1999, audited by independent public accountants of recognized national standing (evidencing unqualified audit opinions) and prepared in conformity with GAAP, together with the report thereon; (b) unaudited selected financial information of Politic meeting the requirements of Item 301 (a) of Regulation S-K for the two fiscal years immediately preceding the last three fiscal years; and (c) unaudited interim financial statements of Politic, prepared in each case in the same manner as the historical audited statements for the most recently ended quarterly period and for the same quarterly period during the most recently ended fiscal year;

(xv) Except as previously disclosed and which is acceptable to the Syndication Agent, absence of any action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that could reasonably be expected to have a material adverse effect on the Transaction, Politic and its subsidiaries, or any of the other transactions contemplated hereby or on the business, assets, operations, financial position or prospects of Politic and its subsidiaries; (xvi) The Syndication Agent shall have received opinions addressed to the Syndication Agent and Lenders from counsel to the Company and its subsidiaries satisfactory to the Syndication Agent as to the transactions contemplated hereby (including without limitation compliance with the tax and corporate aspects thereof, compliance with all applicable securities laws, and the perfection and priority of all liens securing the Credit Facilities), and such corporate resolutions, certificates and other documents as the Syndication Agent shall reasonably request;

(xvii) Absence of any default under the Definitive DLJ Financing Documentation or the Definitive Recapitalization Documents or event that, with notice and/or the passage of time, could become an Event of Default and satisfaction as to the accuracy of all representations and warranties under the Definitive DLJ Financing Documentation or the Definitive Recapitalization Documents;

(xviii) All fees and expenses due to the Syndication Agent and the Lenders as set forth in the Fee Letter or otherwise shall have been paid in full; and

(xix)Absence of any material disruption or material adverse change in the financial or capital markets generally or in the market for new issuances of syndicated loans or high yield securities which, in either case, could in the judgment of DLJ Capital Funding be expected to materially impair the satisfactory syndication of the Credit Facilities.

                                                                       EXHIBIT C

                                 INDEMNIFICATION

     In consideration of the Commitment given by DLJ Capital Funding with respect to the Transaction, described in the of which this Exhibit is a part, Welsh Carson Anderson & Stowe VIII, L.P. (the "INDEMNIFYING PARTY") agrees to indemnify and hold harmless DLJ Capital Funding, its affiliates, and each person, if any, who controls DLJ Capital Funding, or any of its affiliates, within the meaning of the Securities Act of 1933, as amended (the "ACT") or the Securities Exchange Act of 1934, as amended (a "CONTROLLING PERSON"), and the respective partners, agents, employees, officers and directors of DLJ Capital Funding, its affiliates, and any such Controlling Person (each an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not the Indemnified Party is a party thereto) arising out of, or in connection with any activities contemplated by, the Commitment or any other services rendered in connection therewith, including, but not limited to, losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement or any alleged untrue statement of a material fact or any omission or any alleged omission to state a material fact in any of the disclosure or offering or confidential information documents (the "DISCLOSURE DOCUMENTS") pertaining to any of the transactions or proposed transactions contemplated by the Commitment Letter, including any resale or refinancing of the Credit Facilities, provided that the Indemnifying Party will not be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result from the Indemnified Party's gross negligence, willful misconduct or bad faith. The Indemnifying Party also agree that (a) DLJ Capital Funding shall have no liability (except for breach of provisions of the Commitment Letter) for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Indemnifying Party unless they are determined by final judgment of a court of competent jurisdiction to result from DLJ Capital Funding's gross negligence, willful misconduct or bad faith and (ii) DLJ Capital Funding shall in no event have any liability to the Indemnifying Party or to any member of Politic and its subsidiaries on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct, actual damages) arising out of, in connection with, or as a result of, the Commitment Letter.

     If for any reason the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying such Indemnified Party, the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and by the Indemnified Party on the other from the Transaction or (ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. Notwithstanding the provisions of this Exhibit C, the aggregate contribution of all Indemnified Parties shall not exceed the amount of fees actually received by the Indemnified Parties in connection with the Transaction. It is hereby further agreed that the relative benefits to the Indemnifying Party on the one hand and the Indemnified Parties on the other with respect to the Transaction shall be deemed to be in the same proportion as (i) the total value of the Transaction bears to (ii) the fees paid to the Indemnified Parties with respect to such Transaction. The relative fault of the Indemnifying Party on the one hand and the Indemnified Parties on the other with respect to the Transaction shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Indemnified Party shall have any liability to the Indemnifying Party or any other person in connection with the services rendered pursuant to the Commitment except for the liability for claims, liabilities, losses or damages finally determined by a court of competent jurisdiction to have resulted from action taken or omitted to be taken by such Indemnified Party in bad faith or to be due to such Indemnified Party's willful misconduct, or gross negligence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability the Indemnifying Party may have to any Indemnified Party at common law or otherwise, (ii) shall survive the termination of the Commitment and (iii) shall remain operative and in full force and effect regardless or any investigation made by or on behalf of any Indemnified Party.

     Unless otherwise defined herein, terms used in this Exhibit have the meanings provided in the meanings provided in this commitment letter (including the term sheet annexed thereto) to which this Exhibit is annexed (such letter and term sheet being, collectively, the "COMMITMENT LETTER").